Exhibit 10.1

PPI HOLDINGS, INC.

2018 STOCK INCENTIVE PLAN

1. Purpose.

This PPI Holdings, Inc. 2018 Stock Incentive Plan (hereinafter referred to as this “Plan”) is intended to promote the best interests of the Corporation and its stockholders by (i) enabling the Corporation and any Parent or Subsidiary to attract and retain persons of ability as employees, directors, consultants and advisors, (ii) providing an incentive to such persons to contribute to the growth of the Corporation by affording such persons equity participation in the Corporation and (iii) rewarding those employees, directors, consultants and advisers who contribute to the operating progress and earning power of the Corporation or any Parent or Subsidiary.

2. Definitions.

The following terms shall have the following meanings when used herein unless the context clearly requires otherwise:

A. “Board of Directors” means the Board of Directors of the Corporation.

B. “Code” means the Internal Revenue Code of 1986, as amended, or any successor statute.

C. “Common Stock” means the Common Stock of the Corporation, par value $0.0001 per share.

D. “Controlling Participant” means any Eligible Person who, immediately before any Option is granted to that particular Eligible Person, directly or indirectly possesses more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

E. “Committee” means any committee of the Board of Directors to which the Board of Directors delegates any responsibility for the implementation, interpretation or administration of this Plan.

F. “Corporation Law” means the General Corporation Law of the State of Delaware.

G. “Corporation” means PPI Holdings, Inc., a Delaware corporation.

H. “Eligible Person” means any employee or director of, or consultant or adviser to, the Corporation or any Parent or Subsidiary.

I. “Exercise Price” means the price at which a share of Incentive Stock may be purchased by a particular Participant pursuant to the exercise of an Option.

J. “Fair Market Value” means the value of a share of Incentive Stock as determined by the Board of Directors in a manner that the Board of Directors believes to be in accordance with the Code.

K. “Incentive Stock” means shares of Common Stock issued pursuant to this Plan.

L. “ISO” means an Option (or a portion thereof) intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code, or any successor provision.

M. “NQSO” means an Option (or a portion thereof) which is not intended to, or does not, qualify for any reason as an “incentive stock option” within the meaning of Section 422 of the Code, or any successor provision.

N. “Option” means the right of a Participant to purchase shares of Incentive Stock in accordance with the terms of this Plan and a Stock Option Agreement between such Participant and the Corporation.

O. “Parent” means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if, at the time of granting of an Option, each of the corporations (other than the Corporation) owns stock possessing at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.

P. “Participant” means any Eligible Person to whom an Option or Restricted Stock has been granted pursuant to this Plan and who is a party to a Stock Option Agreement or Restricted Stock Agreement, as the case may be.

Q. “Plan Year” means any calendar year during which this Plan is effective.

R. “Restricted Stock” means shares of Common Stock issued to a Participant pursuant to this Plan which are subject to certain restrictions as set forth in a Restricted Stock Agreement.

S. “Restricted Stock Agreement” means an agreement by and between a Participant and the Corporation setting forth the specific terms and conditions of a Right as well as the specific terms and conditions under which Restricted Stock may be purchased by such Participant pursuant to the exercise of such Right. Each Restricted Stock Agreement shall be subject to the provisions of this Plan (which shall be incorporated by reference therein), and shall contain such provisions as the Board of Directors of the Corporation, in its sole discretion, may authorize.

T. “Right” means the right of a Participant to purchase shares of Restricted Stock in accordance with the terms of this Plan and the Restricted Stock Agreement(s) to which such Participant and the Corporation are parties.

U. “SAR” means the right of a Participant to receive cash or other consideration equal to the difference between the Fair Market Value of the Incentive Stock covered by all or any unexercised portion of an Option on the date of exercise of the SAR and the Fair Market Value of such Incentive Stock on the date of grant of the SAR.

V. “Stock Option Agreement” means an agreement by and between a Participant and the Corporation setting forth the specific terms and conditions of an Option and/or SAR, which shall establish the specific terms and conditions under which Incentive Stock may be purchased by such Participant pursuant to the exercise of such Option. Each Stock Option Agreement shall be subject to the provisions of this Plan (which shall be incorporated by reference therein) and shall contain such provisions as the Board of Directors, in its sole discretion, may authorize.

W. “Subsidiary” means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if, at the time of granting of an Option, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.

X. “Warrant” means any right of a Participant to purchase shares of Incentive Stock in accordance with the terms of this Plan and a Warrant Agreement between such Participant and the Corporation which provides for vesting of such Right only upon the occurrence of a certain event or events, and not by the mere passage of time following the grant of the Right.

Y. “Warrant Agreement” means an agreement by and between a Participant and the Corporation setting forth the specific terms and conditions of any Warrant, which shall establish the specific terms and conditions under which Incentive Stock may be purchased by such Participant pursuant to the exercise of such Warrant following vesting. Each Warrant Agreement shall be subject to the applicable provisions of this Plan (which shall be incorporated by reference therein) and shall contain such provisions as the Board of Directors, in its sole discretion, may authorize.

3. Adoption and Administration of Plan.

A. This Plan shall become effective upon its adoption by the Board of Directors; provided, however, that the stockholders of the Corporation shall approve this Plan in accordance with the Corporation Law within twelve (12) months before or after the adoption of the Plan by the Board of Directors. In the event that the stockholders of the Corporation shall not approve this Plan in accordance with the Corporation Law, within twelve (12) months after the adoption of this Plan by the Board of Directors, this Plan shall expire by its terms. No Option, SAR, grant of Restricted Stock or other award hereunder shall be exercisable or payable in any respect prior to such approval of this Plan by the stockholders of the Corporation.

B. Any Option granted pursuant to this Plan shall be granted within ten (10) years from the date that this Plan is adopted by the Board of Directors or the date that this Plan is approved by the stockholders of the Corporation, whichever is earlier.

C. The Board of Directors shall implement, interpret (except as expressly provided in this Plan) and administer this Plan. Without limiting the powers and authority of the Board of Directors in any respect, the Board of Directors shall have authority:

(i) to construe and interpret this Plan and any Stock Option Agreement or Restricted Stock Agreement entered into hereunder;

(ii) to determine the Fair Market Value of Incentive Stock;

(iii) to select Eligible Persons to whom Options or Restricted Stock may from time to time be granted hereunder;

(iv) to determine whether any Option or any portion thereof shall be an ISO or a NQSO;

(v) to determine the number of shares of Incentive Stock to be covered by any Option and the Exercise Price applicable to any Option;

(vi) to determine the number of shares of Restricted Stock to be covered by any Restricted Stock Agreement;

(vii) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Option and to approve forms of Stock Option Agreements;

(viii) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any grant of Restricted Stock and to approve forms of Restricted Stock Agreements;

(ix) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any grant of Warrants and to approve forms of Warrant Agreements to determine whether, and under what circumstances, a Warrant may be settled or paid in cash or other consideration;

(x) to amend, cancel, accept the surrender of, modify or accelerate the vesting of all or any portion of an Option, including amendments or modifications that may cause an ISO to become a NQSO;

(xi) to amend, cancel, accept the surrender of, modify or terminate the restrictions on a Right or Restricted Stock set forth in any Restricted Stock Agreement;

(xii) to amend, cancel, accept the surrender of, modify or terminate the restrictions on a Warrant set forth in any Warrant Agreement

(xiii) to authorize and implement any amendment, as required by the Code or with the consent of the Participant, to any Stock Option Agreement and the terms of any Option evidenced thereby, or to any Restricted Stock Agreement and the terms of any Right evidenced thereby;

(xiv) to establish policies and procedures for the exercise of Options and the satisfaction of withholding or other obligations arising in connection therewith;

(xv) to establish policies and procedures for the exercise of Rights and the purchase of Restricted Stock;

(xvi) to establish policies and procedures for the exercise of Warrants and the satisfaction of withholding or other obligations arising in connection therewith

Any action taken by the Board of Directors with respect to the implementation, interpretation or administration of this Plan shall be final, conclusive and binding.

D. To the extent not prohibited by the Corporation Law or the charter or bylaws of the Corporation, the Board of Directors may delegate any or all of its responsibilities hereunder to the Committee, and all references herein or in any Warrant Agreement, Stock Option Agreement or Restricted Stock Agreement to the “Board of Directors” shall, to the extent applicable, be deemed to refer to and include the Committee.

4. Total Number of Shares of Incentive Stock and Restricted Stock.

The number of shares of Incentive Stock and Restricted Stock which (i) may be issued by the Corporation under this Plan pursuant to the exercise of Options granted hereunder, (ii) may be covered by SAR’s granted hereunder which have not expired unexercised, and (iii) may be issued by the Corporation under this Plan pursuant to the exercise of Rights granted hereunder, shall not exceed an aggregate of five million (5,000,000) shares, which amount may be increased only by a resolution adopted by the Board of Directors and approved by the stockholders of the Corporation in accordance with the Corporation Law within twelve (12) months after such adoption by the Board of Directors. Such shares of Incentive Stock and Restricted Stock may be issued out of the authorized and unissued or reacquired Common Stock of the Corporation. Any shares subject to an Option, Warrant, SAR, Right or portion thereof which expires or is terminated unexercised (unless by virtue of the exercise of an Option, SAR or Right granted in tandem therewith) as to such shares may again be subject to an Option, Warrant, SAR or Right under this Plan. To the extent there shall be any adjustment in the number of shares of Incentive Stock and/or Restricted Stock pursuant to the provisions of Section 9 hereof, the aforesaid aggregate number of shares which may be issued by the Corporation under this Plan shall be likewise adjusted.

5. Grants and Awards.

A. As soon as practicable after the Board of Directors determines to award an Option, Warrant, SAR or Right, the appropriate officer or officers of the Corporation shall give notice (written or oral) to such effect to each Eligible Person designated to be awarded an Option, Warrant, SAR or Right, which notice shall be accompanied by a copy or copies of the Stock Option Agreement, Warrant Agreement, or Restricted Stock Agreement (as applicable) to be executed by such Eligible Person. The Board of Directors may delegate to the appropriate officer or officers of the Corporation the authority to prepare, execute and deliver any Stock Option Agreement, Warrant Agreement or Restricted Stock Agreement evidencing any Option, Warrant, SAR or Right granted under this Plan; provided, however, that any such Stock Option Agreement, Warrant, or Restricted Stock Agreement shall be consistent with the terms and conditions of this Plan.

B. Notwithstanding the generality of Section 5.A hereof, for any Plan Year no award of any Option, Warrant, SAR or Right to any Eligible Person who is a member of the Board of Directors and not otherwise an employee of the Corporation or any Parent or Subsidiary (a “Non-Management Director”) shall exceed the right to acquire more than thirty thousand (30,000) shares of Common Stock. Subject to the approval of the Board of Directors, this Plan authorizes the grant of Options, Warrants, SAR’s or Rights of up to thirty thousand (30,000) shares of Common Stock per Plan Year to any Non-Management Director.

C. Upon receipt of the notice specified in Section 5.A hereof, an Eligible Person shall have an Option, Warrant, SAR or Right (as the case may be). Such Eligible Person shall nonetheless become and be a Participant only after the due execution and delivery by such Eligible Person and the Corporation of a Stock Option Agreement, Warrant Agreement, or Restricted Stock Agreement (in such form and number as the officer or officers of the Corporation shall direct) by such date and time as shall be specified in such notice (unless waived by the Corporation).

D. For any Option intended to qualify as an ISO, in whole or in part, (i) the Eligible Person shall then be an employee of the Corporation or a Parent or Subsidiary, as provided in the Code, (ii) the term during which such Option shall be in effect shall not be greater than ten (10) years, except in the case of an Option granted to a Controlling Participant, in which case the term shall not be greater than five (5) years, (iii) the Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value on the date that such Option is granted, except in the case of an ISO granted to a Controlling Participant, in which case the Exercise Price shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date that such Option is granted and (iv) such Option shall be exercisable only by the Participant during his or her lifetime and shall be nontransferable by the Participant unless the Stock Option Agreement permits such Option to be transferred by will or the laws of descent and distribution.

E. The purchase price for each share of Restricted Stock, as determined by the Board of Directors, need not be the Fair Market Value thereof, and may vary from one Participant to another. In addition, the terms and conditions on which shares of Restricted Stock may be purchased may vary from one Participant to another. In computing the purchase price of a share of Restricted Stock, the Board of Directors may take into consideration, without limitation, the restrictions on transfer or other dispositions imposed in the applicable Restricted Stock Agreement.

F. In the event that the Corporation or any Parent or Subsidiary assumes an option granted by another entity, which option is to be covered by this Plan and upon the exercise of which shares of Incentive Stock are to be issued, the terms and conditions of such option shall remain unchanged (except the exercise price and the number and nature of shares issuable upon exercise thereof, which shall be adjusted appropriately in accordance with the Code, and references to such other entity, which shall be deemed to refer to the Corporation). In the event that the Board of Directors elects to grant an Option, SAR or Right under this Plan to replace an option, SAR or right granted by another entity (rather than assume such option, SAR or Right), the holder of such option or SAR shall be eligible to receive such replacement Option, SAR or Right, which may be granted with a similarly-adjusted Exercise Price.

6. Exercise and Termination of Options, Warrants, SAR’s and Rights.

A. An Option or SAR of a Participant may be exercised during the period such Option or SAR is in effect and as set forth herein and in the Stock Option Agreement, and only if compliance with all applicable federal and state securities laws can be effected. An Option or SAR may be exercised only by (i) the Participant’s completion, execution and delivery to the Corporation of a notice of such Participant’s exercise of such Option and an “investment letter” (if required by the Corporation) as supplied by the Corporation and (ii) the payment to the Corporation of the aggregate Exercise Price, in accordance with Section 6.C hereof and the Stock Option Agreement, for the shares of Incentive Stock to be purchased pursuant to such exercise (as shall be specified by such Participant in such notice). Except as otherwise specifically provided by a duly executed Stock Option Agreement or unless waived by the Board of Directors, an Option or any of the rights thereunder may be exercised by such Participant only, and may not be transferred or assigned, voluntarily, involuntarily or by operation of law (including, without limitation, the laws of bankruptcy, intestacy, descent and distribution and succession).

B. A Warrant may be exercised upon or following the occurrence of the certain event effecting vesting of the Warrant as set forth in the applicable Warrant Agreement or, as applicable, the Plan, and then only if compliance with all applicable federal and state securities laws can be effected. A Warrant may be exercised only by (i) the Participant’s completion, execution and delivery to the Corporation of a notice of such Participant’s exercise of such Warrant and an “investment letter” (if required by the Corporation) as supplied by the Corporation and (ii) the payment to the Corporation of the aggregate Exercise Price, in accordance with Section 6.D hereof and the Warrant Agreement, for the shares of Incentive Stock to be purchased pursuant to such exercise (as shall be specified by such Participant in such notice). Except as otherwise specifically provided by a duly executed Warrant Agreement or unless waived by the Board of Directors, a Warrant or any of the rights thereunder may be exercised by such Participant only, and may not be transferred or assigned, voluntarily, involuntarily or by operation of law (including, without limitation, the laws of bankruptcy, intestacy, descent and distribution and succession).

C. A Right of a Participant may be exercised during the period such Right is in effect and as set forth herein and in the Restricted Stock Agreement, and only if compliance with all applicable federal and state securities laws can be effected. A Right may be exercised only by (i) the Participant’s completion, execution and delivery to the Corporation of a notice of such Participant’s exercise of such Right (if such exercise is not simultaneous with the execution of the applicable Restricted Stock Agreement) and an “investment letter” (if required by the Corporation) as supplied by the Corporation and (ii) the payment to the Corporation of the aggregate Exercise Price, in accordance with Section 6.C hereof and the Restricted Stock Agreement, for the shares of Restricted Stock to be purchased pursuant to such exercise (as shall be specified by such Participant in such notice). Except as otherwise specifically provided by a duly executed Restricted Stock Agreement or unless waived by the Board of Directors, a Right or any of the rights thereunder may be exercised by such Participant only, and may not be transferred or assigned, voluntarily, involuntarily or by operation of law (including, without limitation, the laws of bankruptcy, intestacy, descent and distribution and succession).

D. Payment by each Participant for the shares of Incentive Stock or Restricted Stock purchased hereunder upon the exercise of an Option, Warrant, or a Right shall be made (i) in cash, (ii) by good check payable to the Corporation or electronic funds transfer of immediately available funds to the Corporation, or (iii) in accordance with the terms of the applicable Stock Option Agreement, Warrant Agreement, or Restricted Stock Agreement executed by such Participant.

E. The Board of Directors at any time or from time to time may offer to buy out for a payment in cash or Incentive Stock all or a portion of an outstanding Option or Warrant held by a Participant, based on such terms and conditions as the Board of Directors shall establish and communicate to the Participant at the time that such offer is made. The Board of Directors may provide for the surrender of all or any portion of an Option or Warrant in satisfaction of specified obligations of a Participant, including tax withholding obligations.

F. In the event that the Corporation shall complete any transaction or series of transactions resulting in the reorganization of the Corporation where the stockholders of the Corporation immediately prior to the closing of such transaction or series of transaction retain voting control of the Corporation either directly or through control of any successor, parent, or affiliate of the Corporation (each, a “Successor”), then the Board of Directors may, in its sole and absolute discretion, elect to exchange any Option, Warrant, or SAR granted to any Participant prior to such closing for an equivalent Option, Warrant, or SAR in the Successor or the same terms and conditions and Exercise Price as the award or grant under this Plan.

G. As a condition to the exercise of any Option, Warrant, or SAR (for non-cash consideration), the Corporation shall have the right to require that the Participant (or the recipient of any shares of Incentive Stock or noncash consideration) remit to the Corporation or any Parent or Subsidiary an amount calculated by the Corporation to be sufficient to satisfy applicable federal, state, foreign or local withholding tax requirements prior to the delivery of any stock certificate evidencing shares of Incentive Stock or other form of non-cash consideration; in lieu thereof, the Participant may satisfy applicable withholding tax requirements by electing to have the Corporation withhold from the Incentive Stock issuable upon exercise of an Option a number of whole shares having a Fair Market Value (determined on the date that the amount of tax to be withheld is to be fixed) at least equal to the aggregate amount required to be withheld. Whenever any payments are to be made in cash (upon the exercise of a SAR or otherwise), the Corporation shall be entitled, in its sole discretion, to deduct from such payment such amount calculated by the Corporation to be sufficient to satisfy applicable federal, state, foreign or local withholding tax requirements thereon.

7. Costs and Expenses.

All costs and expenses with respect to the adoption, implementation, interpretation and administration of this Plan shall be borne by the Corporation; provided, however, that, except as otherwise specifically provided in this Plan or the applicable Stock Option Agreement, Warrant Agreement, or Restricted Stock Agreement between the Corporation and a Participant, the Corporation shall not be obligated to pay any costs or expenses (including legal fees) incurred by any Participant in connection with any Stock Option Agreement, Warrant Agreement, Restricted Stock Agreement, this Plan or any Option, Warrant, SAR, Right, Restricted Stock or Incentive Stock held by any Participant.

8. No Prior Right of Award.

Nothing in this Plan shall be deemed to give any director, officer or employee of, or advisor or consultant to, the Corporation or any Parent or Subsidiary, or such person’s legal representatives or assigns, or any other person or entity claiming under or through such person, any contract or other right to participate in the benefits of this Plan. Nothing in this Plan shall be construed as constituting a commitment, guarantee, agreement or understanding of any kind or nature that the Corporation or any Parent or Subsidiary shall continue to employ, retain or engage any person (whether or not a Participant). This Plan shall not affect in any way the right of the Corporation and any Parent or Subsidiary to terminate the employment or engagement of any person (whether or not a Participant) at any time and for any reason whatsoever and to remove any person (whether or not a Participant) from any position as a director or officer. No change of a Participant’s duties as an employee of the Corporation or any Parent or Subsidiary shall result in a modification of the terms of any rights of such Participant under this Plan or any Stock Option Agreement, Warrant Agreement, or Restricted Stock Agreement executed by such Participant.

9. Changes in Capital Structure.

Subject to any required action by the stockholders of the Corporation and the provisions of the Corporation Law, the number of shares of:

(i) Incentive Stock represented by the unexercised portion of an Option, Warrant, or SAR;

(ii) Restricted Stock represented by the unexercised portion of a Right; and

(iii) Incentive Stock and Restricted Stock which have been authorized or reserved for issuance hereunder (whether such shares are unissued, reacquired or subject to an Option, Warrant, SAR or Right that expired, was cancelled, surrendered or terminated unexercised as to such shares), as well as the Exercise Price under the unexercised portion of an Option, Warrant or SAR and the purchase price of a share of Restricted Stock represented by the unexercised portion of a Right, shall be proportionately adjusted for (a) each division, combination or reclassification of any of the shares of Common Stock of the Corporation and (b) each dividend declared by the Board of Directors and payable in shares of Common Stock of the Corporation.

10. Amendment or Termination of Plan.

Except as otherwise provided herein or as required by law, this Plan may be amended or terminated in whole or in part by the Board of Directors (in its sole discretion), but no such action shall adversely affect or alter any right or obligation with respect to any Option, Warrant, SAR, Right, Stock Option Agreement or Restricted Stock Agreement then in effect, except to the extent that any such action shall be required or desirable (in the opinion of the Corporation or its counsel) so that any Option intended to qualify as an ISO complies with the Code or any rule or regulation promulgated or proposed thereunder.

11. Burden and Benefit.

The terms and provisions of this Plan shall be binding upon, and shall inure to the benefit of, each Participant and such Participant’s executors and administrators, estate, heirs and personal and legal representatives.

12. Headings.

The headings and other captions contained in this Plan are for convenience of reference only and shall not be used in interpreting, construing or enforcing any of the provisions of this Plan.

13. Interpretation.

Notwithstanding any provision of this Plan or any provision of any Stock Option Agreement evidencing an Option that is intended, in whole or in part, to qualify as an ISO, this Plan and each such Stock Option Agreement are intended to comply with all requirements for qualification under the Code and with any rule or regulation promulgated or proposed thereunder, and shall be interpreted and construed in a manner which is consistent with this Plan and each such Stock Option Agreement being so qualified.

14. Governing Law.

This Plan shall be governed by, and construed in accordance with, the substantive laws of the Corporation’s jurisdiction of incorporation (other than provisions thereof relating to conflicts of law and choice of law).

PPI 2018 SIP AGT-I

STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the PPI Holdings, Inc. 2018 Stock Incentive Plan (the “Plan”) shall have the same defined meanings in this Stock Option Agreement (the “Option Agreement”).

A.	NOTICE OF STOCK OPTION GRANT

Name:

The undersigned Participant has been granted an Option to purchase shares of Common Stock (“Shares”) of the Corporation, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Grant Date:
Vesting Commencement Date:
Exercise Price per Share:	$
Total Number of Shares Granted:
Type of Option:	☐ ISO
☐ NQSO
Term/Expiration Date:	10th anniversary of Grant Date

Vesting Schedule:

Subject to the accelerated vesting provisions below, this Option shall be exercisable, in whole or in part, according to the following vesting schedule:

Fifty percent (50%) of the Shares subject to the Option shall vest on the Grant Date and twenty-five percent (25%) of the Shares subject to the Option shall vest on each yearly anniversary of the Grant Date, subject to Participant continuing to be an Eligible Person through each such date, such that the Option shall be fully vested as of the second anniversary of the Grant Date.

Accelerated Vesting:

Notwithstanding the Vesting Schedule above, upon a Change in Control (as defined below), the number of Shares scheduled to vest as of the next occurring vesting date shall immediately vest as if such vesting date has occurred as of the occurrence of the Change of Control subject to Participant continuing to be an Eligible Person through such date.

Termination Period:

This Option shall be exercisable for thirty (30) days after Participant ceases to be an Eligible Person, unless such termination is due to Participant’s death or disability, in which case this Option shall be exercisable for twelve (12) months after Participant ceases to be an Eligible Person. Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Term/Expiration Date as provided above and this Option may be subject to earlier termination as provided in Section 11 of the Agreement.

Notice Requirement:

Participant must provide the Corporation advanced written notice of no less than forty (40) business day prior to voluntarily terminating status as an Eligible Person (the “Notice Requirement”). Notwithstanding anything herein to the contrary, if Participant does not comply with the Notice Requirement, then all Shares subject to the Option (whether vested or unvested) shall immediately terminate without consideration and/or any post-termination exercise period.

Restrictive Covenants: Without limiting any confidentiality, invention assignment agreement or other similar agreements between Participant and the Corporation, Participant hereby agrees to the following covenants set forth below (collectively, the “Restrictive Covenants”). Notwithstanding anything herein to the contrary, if Participant violates any of the Restrictive Covenants, then all Shares subject to the Option (whether vested or unvested) shall immediately terminate without consideration and/or any post-termination exercise period. Participant acknowledges and agrees that the Restrictive Covenants shall apply following the purchase of Shares subject to the Option as set forth in Section 6 of the Exercise Notice, which is incorporated herein by reference. For all purposes of the Plan and this Option Agreement, the administrator of the Plan (the “Administrator”) shall have the right to determine if there has been a violation of the Restrictive Covenants in its sole reasonable good-faith discretion. The Restrictive Covenants are as follows:

Non-Disclosure: Participant will hold in the strictest confidence, and take all reasonable precautions to prevent any unauthorized use or disclosure of Confidential Information (as defined below), and Participant will not (i) use the Confidential Information for any purpose whatsoever other than as necessary for the performance of services on behalf of the Corporation, or (ii) disclose the Confidential Information to any third party without the prior written consent of an authorized representative of Corporation. Participant may disclose Confidential Information to the extent compelled by applicable law; provided however, prior to such disclosure, Participant shall provide prior written notice to Corporation and seek a protective order or such similar confidential protection as may be available under applicable law. Participant agrees that no ownership of Confidential Information is conveyed to the Participant. Without limiting the foregoing, Participant shall not use or disclose any Corporation property, intellectual property rights, trade secrets or other proprietary know-how of the Corporation to invent, author, make, develop, design, or otherwise enable others to invent, author, make, develop, or design identical or substantially similar designs as those developed under his or her service relationship with the Corporation for any third party.

Non-Solicitation: For twenty-four (24) months following a Participant’s termination of status as an Eligible Person, Participant agrees not to personally solicit any of the employees either of the Corporation or any Parent or Subsidiary to become employed elsewhere or provide the names of such employees to any other company that Participant has reason to believe will solicit such employees.

Non-Compete: For twenty-four (24) months following a Participant’s termination of status as an Eligible Person, Participant shall not, whether as an employee, officer, director, independent contractor, consultant, agent or otherwise, (a) provide services directly or indirectly to any party other than the Corporation or the applicable Parent or Subsidiary within the Restricted Business, or (b) encourage, solicit, induce, or otherwise facilitate any party to materially reduce or terminate its use of any of the products or services provided by the Corporation or any Parent or Subsidiary.

Invention Clause: To the extent that, in the course of performing the services to the Corporation, Participant jointly or solely conceives, develops, or reduces to practice any inventions, original works of authorship, developments, concepts, know-how, improvements or trade secrets, whether or not patentable or registrable under copyright or similar laws, based on Confidential Information obtained from the Corporation and pertaining to the Corporation’s business, Participant hereby agrees to assign all rights, titles and interest to such inventions to the Corporation.

Definitions. The following terms shall have the following meanings when used in the Option Agreement:

“Change in Control” means a change in the ownership of the Corporation which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires, in a single transaction or a series of related transactions, either (a) all or substantially all of the assets of the Corporation (or the Parent of the Corporation); or (b) ownership of the stock of the Corporation that, together with the stock held by such Person, which constitutes more than fifty percent (50%) of the total voting power of the stock of the Corporation, except that any change in the ownership of the stock of the Corporation as a result of a private placement of the securities of the Corporation that is approved by the Board of Directors will not be considered a Change in Control unless the Board affirmatively determines that such private placement shall be considered a Change in Control hereunder.

“Confidential Information” means any non-public information that relates to the actual or anticipated business and/or products, research or development of the Corporation, its affiliates or subsidiaries, or to the Corporation’s, its affiliates’ or subsidiaries’ technical data, trade secrets, or know-how, including, but not limited to, research, product plans, or other information regarding the Corporation’s, its affiliates’ or subsidiaries’ products or services and markets therefor, customer lists and customers (including, but not limited to, customers of the Corporation on whom Participant called or with whom Participant became acquainted during the term of Participant’s service relationship with the

Corporation), software, developments, inventions, processes, formulas, technology, designs, drawings, engineering, hardware configuration information, marketing, finances, and other business information disclosed by the Corporation, its affiliates or subsidiaries, either directly or indirectly, in writing, orally or by drawings or inspection of premises, parts, equipment, or other property of Corporation, its affiliates or Subsidiaries. Notwithstanding the foregoing, Confidential Information shall not include any such information which Participant can establish (i) was publicly known or made generally available prior to the time of disclosure to Participant; (ii) becomes publicly known or made generally available after disclosure to Participant through no wrongful action or inaction of Participant; or (iii) is in the rightful possession of Participant, without confidentiality obligations, at the time of disclosure as shown by Participant’s then-contemporaneous written records.

“Restricted Business” means the provision of products or services which provide for or otherwise enable the treatment or diagnosis of cancer using any technology, rights, or patents owned or licensed by the Corporation.

“Successor” shall have the meaning set forth in Section 6.F of the Plan.

B.	AGREEMENT

1. Grant of Option. (a) The administrator of the Plan (the “Administrator”) hereby grants to the Participant named in the Notice of Stock Option Grant in Part A of this Agreement (“Participant”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Stock Option Grant, at the exercise price per Share set forth in the Notice of Stock Option Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 10 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

(b) If designated in the Notice of Stock Option Grant as an ISO, this Option is intended to qualify as an “incentive stock option” as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a NQSO. Further, if for any reason this Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a NQSO granted under the Plan. In no event shall the Administrator, the Corporation or any Parent or Subsidiary or any of their respective employees or directors have any liability to Participant (or any other person) due to the failure of the Option to qualify for any reason as an ISO.

2. Exercise of Option.

(a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and with the applicable provisions of the Plan and this Option Agreement.

(b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Administrator may determine, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Corporation. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as provided in this Option Agreement as to all Exercised Shares, together with any applicable tax withholding. This Option shall be deemed to be exercised upon receipt by the Corporation of such fully executed Exercise Notice accompanied by the aggregate Exercise Price, together with any applicable tax withholding.

(c) Compliance Required. No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with applicable laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Participant on the date on which the Option is exercised with respect to such Shares.

3. Participant’s Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), at the time this Option is exercised, Participant shall, if required by the Corporation, concurrently with the exercise of all or any portion of this Option, deliver to the Corporation his or her Investment Representation Statement in the form attached hereto as Exhibit B.

4. Lock-Up Period. (a) Participant hereby agrees that Participant shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Corporation or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Corporation held by Participant (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Corporation not to exceed one hundred and eighty (180) days following the effective date of any registration statement of the Corporation filed under the Securities Act (or such other period as may be requested by the Corporation or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto).

(b) Participant agrees to execute and deliver such other agreements as may be reasonably requested by the Corporation or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Corporation or the representative of the underwriters of Common Stock (or other securities) of the Corporation, Participant shall provide, within ten (10) days of such request, such information as may be required by the Corporation or such representative in connection with the completion of any public offering of the Corporation’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 4 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Corporation may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred and eighty (180) day (or other) period. Participant agrees that any transferee of the Option or shares acquired pursuant to the Option shall be bound by this Section 4.

5. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Participant:

(a) cash; or

(b) a good check payable to the Corporation or an electronic funds transfer of immediately available funds to an account of the Corporations specified in writing to Participant; or

(c) only in the event of a Change in Control, net exercise such that the Participant shall receive, without payment as prescribed in Section 5(a) or Section 5(b) of the Exercise Price, such that the Participant shall receive a number of shares of Common Stock equal to (i) the product of (x) the gross number of Exercise Shares specified in the applicable Exercise Notice multiplied by (y) the per share Fair Market Value of the Common Stock as of the date of the applicable Change in Control, defined as the price per share payable for Common Stock pursuant to the applicable terms and conditions of the Change in Control, or if the per share value paid for the assets of the Corporation (or Parent) pursuant to the Change in Control calculated on a fully-diluted, as-converted basis; less (ii) the product of (x) the Exercise Price multiplied by (y) the number of Exercise Shares specified in the Exercise Notice ((i) less: (ii), the “Issued Shares”); or

(d) at any time, surrender of other Shares which (i) shall be valued at its Fair Market Value on the date of exercise, and (ii) must be owned free and clear of any liens, claims, encumbrances or security interests, if accepting such Shares, in the sole discretion of the Administrator, shall not result in any adverse accounting consequences to the Corporation.

6. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Corporation, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable law.

7. Non-Transferability of Option.

(a) This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Participant.

(b) Further, until the Corporation becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or after the Administrator determines that it is, will, or may no longer be relying upon the exemption from registration of Options under the Exchange Act as set forth in Rule 12h-1(f) promulgated under the Exchange Act (the “Reliance End Date”), Participant shall not transfer this Option or, prior to exercise, the Shares subject to this Option, in any manner other than (i) to persons who are “family members” (as defined in Rule 701(c)(3) of the Securities Act) through gifts or domestic relations orders, or (ii) to an executor or guardian of Participant upon the death or disability of Participant. Until the Reliance End Date, the Options and, prior to exercise, the Shares subject to this Option, may not be pledged, hypothecated or otherwise transferred or disposed of, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Rule 16a-1(h) and Rule 16a-1(b) of the Exchange Act, respectively), other than as permitted in clauses (i) and (ii) of this paragraph.

8. Term of Option. This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

9. Tax Obligations.

(a) Tax Withholding. Participant agrees to make appropriate arrangements with the Corporation (or the Parent or Subsidiary employing or retaining Participant) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise. Participant acknowledges and agrees that the Corporation may refuse to honor the exercise and refuse to deliver the Shares if such withholding amounts are not delivered at the time of exercise.

(b) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Participant herein is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Date of Grant, or (ii) the date one (1) year after the date of exercise, Participant shall immediately notify the Corporation in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Corporation on the compensation income recognized by Participant.

(c) Code Section 409A. Under Code Section 409A, an Option that vests after December 31, 2004 (or that vested on or prior to such date but which was materially modified after October 3, 2004) that was granted with a per Share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the Fair Market Value of a Share on the date of grant (a “discount option”) may be considered “deferred compensation.” An Option that is a “discount option” may result in (i) income recognition by Participant prior to the exercise of the Option, (ii) an additional twenty percent (20%) federal income tax, and (iii) potential penalty and interest charges. The “discount option” may also result in additional state income, penalty and interest tax to the Participant. Participant acknowledges that the Corporation cannot and has not guaranteed that the IRS will agree that the per Share exercise price of this Option equals or exceeds the Fair Market Value of a Share on the date of grant in a later examination. Participant agrees that if the IRS determines that the Option was granted with a per Share exercise price that was less than the Fair Market Value of a Share on the date of grant, Participant shall be solely responsible for Participant’s costs related to such a determination.

10. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Corporation and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Corporation and Participant. This Option Agreement is governed by the internal substantive laws but not the choice of law rules of Delaware.

11. Change in Control. In the event of a Change in Control, the Option shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option (or portion thereof), the Participant shall fully vest in and have the right to exercise the Option (or portion thereof) that is not assumed or substituted for as to all of the Shares subject to the Option, including Shares as to which it would not otherwise be vested or exercisable. If an Option is not assumed or substituted for in the Change in Control, the Administrator shall notify the Participant in writing or electronically that the Option shall be fully exercisable for a period of limited period of time following date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the Change in Control, the option or right confers the right to purchase or receive, for each Share subject to the Option immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

12. Replacement by Successor. In the event that the Corporation shall complete any transaction or series of transactions resulting in the reorganization of the Corporation where the stockholders of the Corporation immediately prior to the closing of such transaction or series of transaction retain voting control of the Corporation either directly or indirectly through a Successor (a “Reorganization”), then, upon notice from the Administrator, this Option Agreement shall be terminated, surrendered, and null, void and of no further force or effect provided that the Successor forthwith following such notice deliver to Participant another option agreement for the purchase of equity securities equivalent in value to the number of shares of the Corporation subject to this Option Agreement on the same terms and conditions and at the same Exercise Price as provided for otherwise under this Option Agreement (a “replacement Award”), Participant agrees to surrender this Option Agreement upon demand by the Administrator as a mandatory condition to receive any Replacement Award. Notwithstanding such notice, delivery of any Replacement Award, or surrender of this Option Agreement, upon closing of any Reorganization, this Option Agreement shall be converted solely into the right to receive a Replacement Award as provided for under this Section 12 and Section 5.E of the Plan.

13. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS AN ELIGIBLE PERSON AT THE WILL OF THE CORPORATION (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN ELIGIBLE PERSON FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE CORPORATION (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS AN ELIGIBLE PERSON AT ANY TIME, WITH OR WITHOUT CAUSE.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Participant agrees that the certain Stock Option Agreement Participant originally entered into with Panacea Pharmaceuticals, Inc., a Maryland corporation (“Panacea”), dated [DATE] (the “Original Option Agreement”), is hereby surrendered and terminated. Concurrent with such surrender of the Original Option Agreement and in accordance with Section 2.4 of that certain Agreement and Plan of Merger by and among the Company, Panacea, and PPI Acquisition I Corp. dated December 21, 2017 (the “Merger Agreement”), the Original Option Agreement was converted solely into the right to receive this Option Agreement such that Participant shall have the right to purchase the same number of shares of Company Common Stock on the same terms and conditions, subject to the same vesting schedule, and at the same price per share, as those shares of common stock of Panacea as set forth in the Original Option Agreement.

Participant agrees that this Option Agreement satisfies the obligations of the Company under Section 2.4 of the Merger Agreement, that this Option Agreement replaces in its entirety the Original Option Agreement, and that the Original Option Agreement is null, void, and of no further force or effect. Participant has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Participant further agrees to notify the Corporation upon any change in the Notice of Stock Option Grant.

PARTICIPANT	PPI HOLDINGS, INC.

Signature	Signature

Print Name	Print Name

Title
Residence Address

EXHIBIT A

PPI HOLDINGS, INC. STOCK INCENTIVE PLAN

EXERCISE NOTICE

PPI Holdings, Inc.

620 Professional Drive

Gaithersburg, Maryland 20874

Attention: Stock Plan Administrator

1. Exercise of Option. Effective as of today,         ,     , the undersigned (“Participant”) hereby elects to exercise Participant’s option (the “Option”) to purchase         shares of the Common Stock (the “Shares”) of PPI Holdings, Inc. (the “Corporation”) under and pursuant to the PPI Holdings, Inc. Stock Incentive Plan (the “Plan”) and the Stock Option Agreement dated         , (the “Option Agreement”).

2. Delivery of Payment. Participant herewith delivers to the Corporation the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

3. Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Stockholder; Stockholders Agreement. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Corporation or of a duly authorized transfer agent of the Corporation), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Common Stock subject to an Award, notwithstanding the exercise of the Option. The Shares shall be issued to Participant as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 9 of the Plan. Issuance of the Shares upon exercise of the Option shall require Participant to become a party to the certain Stockholders Agreement of the Corporation and Participant agrees to execute the same promptly following delivery of this Exercise Notice

5. Corporation’s Repurchase Right. For a period of one hundred eighty (180) days following the later of (i) issuance of any Shares from exercise of the Option (other than following a Change in Control), or (ii) if following issuance of such Shares, Participant shall cease to be an Eligible Person, the Corporation shall have the unilateral right, but not the obligation, to repurchase such Shares from the Participant in consideration of a lump-sum payment equal to the aggregate Exercise Price paid by the Participant in the form of cash, a good check payable to Participant, or electronic funds transfer of immediately available funds to a bank account specified by Participant (the “Repurchase Right”). The Purchase Right shall be exercised by written notice (which may be delivered electronically to Participant) whereupon the Corporation shall pay amount due for such Shares in accordance with this Section 5 within five (5) days after the date of such notice. Upon the making of such notice and provision of such payment, the applicable Shares shall be deemed repurchased by the Corporation and no further act of Participant shall be required to effect the transfer of such Shares from Participant to the Corporation, and the Corporation shall be deemed the irrevocable attorney-in-fact of Participant to effect the transfer of such Shares pursuant to this Section 5.

6. Right of First Refusal. Before any Shares held by Participant or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Corporation or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 6 (the “Right of First Refusal”) in addition to any rights of the Corporation or its stockholders as provide din the Stockholders Agreement.

(a) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Corporation a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Corporation or its assignee(s).

(b) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Corporation and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c) Purchase Price. The purchase price (“Purchase Price”) for the Shares purchased by the Corporation or its assignee(s) under this Section 5 shall be the Offered Price unless the Notice is provided within the one hundred eighty (180) day time periods described in Section 5 of this Exercise Notice or if as of the date of the Notice the Holder is an Eligible Person, in which case the Purchase Price shall be the Exercise Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Corporation in good faith, subject to determination of the Purchase Price otherwise in accordance with this Section 6(c).

(d) Payment. Payment of the Purchase Price shall be made, at the option of the Corporation or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Corporation (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e) Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Corporation and/or its assignee(s) as provided in this Section 5, then subject to the applicable provisions of the Stockholders Agreement and applicable securities laws, the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred and twenty (120) days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section 5 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Corporation, and the Corporation and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f) Exception for Certain Family Transfers. Anything to the contrary contained in this Section 6 notwithstanding, the transfer of any or all of the Shares during the Participant’s lifetime or on the Participant’s death by will or intestacy to the Participant’s immediate family or a trust for the benefit of the Participant’s immediate family shall be exempt from the provisions of this Section 6. “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section 6, subject to the Stockholders Agreement, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 6 and the applicable provisions of the Stockholders Agreement.

(g) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) the first sale of Common Stock of the Corporation to pursuant to a registration of such securities on Form S-1 or equivalent in accordance with the Securities Act of 1933, or (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

7. Restrictive Covenants. Participant reaffirms the terms of the Restrictive Covenants set forth in the Notice of Stock Option Grant. If Participant violates any of the Restrictive Covenants, the Corporation shall have the right for one hundred eighty (180) days from such date a violation is determined by the Administrator (the “Determination Date”) to purchase from Participant, or Purchaser’s personal representative, as the case may be, all of the Participant’s Shares received pursuant to exercise of the Option as of the date of such termination at the price paid by the Participant for such Shares (the “Repurchase Option”). For all purposes of the Plan, this Option Agreement and Exercise Notice, the Administrator shall have the right to determine if there has been a violation of the Restrictive Covenants in its sole reasonable good-faith discretion.

8. Notice Requirement. Participant reaffirms the terms of the Notice Requirement set forth in the Notice of Stock Option Grant. If Participant violates the Notice Requirement, the Corporation shall have the right for one hundred eighty (180) days from such date a violation is determined by the Administrator (the “Determination Date”)

to purchase from Participant, or Purchaser’s personal representative, as the case may be, all of the Participant’s Shares exercised pursuant to the Option as of the date of such termination at the price paid by the Participant for such Shares (the “Repurchase Option”). For all purposes of the Plan, this Option Agreement and Exercise Notice, the Administrator shall have the right to determine if there has been a violation of the Notice Requirement in its sole reasonable good-faith discretion.

10. Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Corporation for any tax advice.

11. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Participant understands and agrees that the Corporation shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Corporation or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, REPURCHASE RIGHTS, AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE CORPORATION’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE CORPORATION OR THE MANAGING UNDERWRITER.

(b) Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Corporation may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Corporation transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Corporation shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

12. Successors and Assigns. The Corporation may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Corporation. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

13. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Participant or by the Corporation forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

14. Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of the State of Delaware. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.

15. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Corporation and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Corporation and Participant.

Submitted by:	Accepted by:

PARTICIPANT	PPI HOLDINGS, INC.

Signature	By

Print Name	Print Name

Title
Address:	Address:

Date Received

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

CORPORATION	:	PPI HOLDINGS, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the purchase of the above-listed Securities, the undersigned Participant represents to the Corporation the following:

(a) Participant is aware of the Corporation’s business affairs and financial condition and has acquired sufficient information about the Corporation to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Corporation is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

(c) Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Participant, the exercise shall be exempt from registration under the Securities Act. In the event the Corporation becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Corporation, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

(d) In the event that the Corporation does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Corporation; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(e) Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

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